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                        SUPPLEMENT DATED NOVEMBER 8, 1999
                         TO PROSPECTUS DATED MAY 1, 1999

                            SELECT TEN PLUS FUND, LLC


     Effective November 1, 1999, the composition of the Dow Jones Industrial Average (DJIA) was modified by the editors of THE WALL STREET JOURNAL. On that date, Chevron, Goodyear, Sears Roebuck and Union Carbide were replaced with Microsoft, Intel, SBC Communications, and Home Depot.

     This action does not affect the composition of currently existing Portfolios. The four new stocks in the DJIA will be eligible for inclusion in a Portfolio beginning with Select Ten Plus Portfolio - December 1999. Please review the Prospectus for complete information on the investment objective and strategy of the Portfolios.


THIS SUPPLEMENT MODIFIES THE PROSPECTUS AND SHOULD BE READ AND RETAINED WITH THE PROSPECTUS.